UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: October 25, 2017

(Date of earliest event reported)

BioVie Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-190635	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cummings Center, Suite 247-C, Beverly, MA		01915
(Address of principal executive offices)		(Zip Code)

(312) 283-5793

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(a), (d). Departure of Directors or Certain Officers; Election of Directors

On October 25, 2017, the Board of Directors of BioVie Inc. ("BioVie") elected Michael Sherman as an independent member of BioVie's Board of Directors. Mr. Sherman is currently on leave as a Managing Director of Barclay’s Plc, where he has worked since 2008. He brings more than 30 years of experience in the financial sector, with significant experience in healthcare finance as an investment banker. Mr. Sherman replaces Amit Shahzad, who leaves the Board after three years of service to BioVie and its predecessor company, but will remain an informal advisor to BioVie.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2017	BIOVIE INC.

	By:	/s/ Jonathan Adams
Jonathan Adams
Chief Executive Officer